SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                               March 27, 1998


                          PETER KIEWIT SONS', INC.
         (Exact name of registrant as specified in its charter)


Delaware                       000-23943                          91-1842817
(State or other jurisdiction (Commission File Number)       (I.R.S. Employer
of Incorporation)                                        Identification No.)



1000 Kiewit Plaza, Omaha Nebraska                              68131
(Address of principal executive offices)                    (Zip Code)



                               (402) 342-2052
             (Registrant's telephone number, including area code)


                             PKS HOLDINGS, INC.
                               (Former name)


Item 1.		Change in Control of Registrant.

	Peter Kiewit Sons', Inc. (the "Company") was
formed by its former parent, Level 3 Communications,
Inc. (formerly Peter Kiewit Sons', Inc.) ("Level 3"),
in connection with a transaction (the "Transaction")
intended to separate the construction business and the
diversified business of Level 3 into two independent
companies. On March 31, 1998, pursuant to the terms of
a Separation Agreement between the Company, Level 3
and certain other parties (the "Separation
Agreement"), Level 3 consummated the Transaction by:
(i) transferring 100 shares of the $100 par value
common stock ("KCG Stock") of Kiewit Construction
Group Inc. ("KCG"), representing all of the issued
and outstanding shares of KCG Stock, to the Company in
exchange for 7,677,920 shares of the $0.01 par value
common stock of the Company ("Common Stock") and (ii)
distributing 100% of its shares of the Common Stock to
the holders of Level 3's $0.0625 par value Class C
Construction & Mining Group Restricted Redeemable
Convertible Exchangeable Common Stock ("Class C
Stock") as of March 31, 1998, in exchange for such
shares of Class C Stock. Prior to the Transaction, the
Company was a wholly owned subsidiary of Level 3. As a
result of the Transaction, the Company is now owned by
the former holders of Level 3's Class C Stock. A more
detailed description of the Transaction is set forth
in the Registration Statement on Form S-4
(Registration No. 333-34627) filed by Level 3 and the
Company.

Item 2.		Acquisition and Disposition of Assets.

	In connection with the Transaction, and pursuant to the Separation Agreement, the Company acquired all of the issued and outstanding shares of KCG Stock.
Level 3 previously conducted its construction business through KCG and its subsidiaries. The Company intends to continue Level 3's historical construction business through KCG and its subsidiaries. A more detailed description of the Transaction is set forth in the Registration Statement on Form S-4 (Registration No.
333-34627) filed by Level 3 and the Company.

Item 5.		Other Events.

	On March 27, 1998, the Company amended its Restated
Certificate of Incorporation to change its name from "PKS Holdings, Inc." to "Peter Kiewit Sons', Inc."
The Company restated its Restated Certificate
Incorporation to integrate all prior amendments on April 3, 1998.

	On March 31, 1998, the Company amended its Amended and Restated By-Laws to change its name thereon from "PKS Holdings, Inc." to "Peter Kiewit Sons', Inc."

	In connection with the Transaction, the Company and Level 3 entered into a Tax Allocation Agreement with respect to the allocation of certain continuing tax liabilities.

Item 7.		Financial Statements and Exhibits.

	(a)	Financial Statements.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the Financial Statements required by this Item 7(a). In accordance with Item 7(a)(4) of
Form 8-K, such Financial Statements shall be filed by amendment to this Form 8-K no later than sixty
(60) days after April 13, 1998.

	(b)	Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the Pro Forma Financial Information required by this Item 7(b). In accordance with
Item 7(b)(2) of Form 8-K, such Pro Forma Financial
Information shall be filed by amendment to this Form 8-K no later than sixty (60) days after April
13, 1998.

	(c)	Exhibits

2.1	 Separation Agreement dated December 8, 1997,
     between Level 3, the Company and certain other parties, and Schedules thereto dated as of March 31, 1998.

2.2	 Amendment to Separation Agreement dated March
     18, 1998, between Level 3, the Company and certain other parties.

3.1	 Restated Certificate of Incorporation of Peter
     Kiewit Sons', Inc., effective April 3, 1998.

3.2	 Amended and Restated By-Laws of Peter Kiewit
     Sons', Inc.

10.1	Tax Allocation Agreement dated March 27, 1998,
     between Level 3 and the Company.


                             SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                              PETER KIEWIT SONS', INC.



                              By: /s/ Thomas C. Stortz
                                  ________________________________
Date: April 13, 1998              Thomas C. Stortz, Vice President